UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 22, 2016

AMCON DISTRIBUTING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-15589	47-0702918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7405 Irvington Road, Omaha, NE   68122
 (Address of principal executive offices)   (Zip Code)
Registrant's telephone number, including area code   (402) 331-3727
__________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
AMCON Distributing Company held its annual meeting of stockholders on Thursday, December 22, 2016, at which meeting our stockholders voted upon the following matters:
•
The election of two Class II directors to hold office for a three-year term expiring at our annual meeting of stockholders following our 2019 fiscal year, and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;

•	The ratification and approval of the selection of RSM US LLP as our independent registered public accounting firm for our 2017 fiscal year; and
•
The advisory approval of the compensation of our executives disclosed in the proxy statement for this annual meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

Election of Directors
At the annual meeting, Christopher H. Atayan and Raymond F. Bentele each was elected as a Class II director.  The following is a summary of the votes cast at the annual meeting with respect to the election of directors:

Name	Votes in Favor	Votes Withheld
Christopher H. Atayan	448,669	7,498
Raymond F. Bentele	448,598	7,569

There were 119,788 broker non-votes with respect to this matter.
In addition to the two Class II directors elected at the annual meeting, the persons continuing their term of office as members of our board of directors are:
Class I Directors (term to expire at the annual meeting following our 2018 fiscal year)
Jeremy W. Hobbs
Stanley Mayer
Class III Directors (term to expire at the annual meeting following our 2017 fiscal year)
Kathleen M. Evans
John R. Loyack
Timothy R. Pestotnik

Ratification and Approval of Independent Registered Public Accounting Firm
At the annual meeting, the selection of RSM US LLP as our independent registered public accounting firm for our 2017 fiscal year was ratified and approved.  The following is a summary of the votes cast at the annual meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Ratification and approval of the selection of RSM US LLP	572,752	1,607	1,596
There were no broker non-votes with respect to this matter.
Advisory Approval of Executive Compensation
At the annual meeting, stockholders provided advisory approval of the compensation of our executives disclosed in the proxy statement for the annual meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission.  The following is a summary of the votes cast at the annual meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Advisory approval of executive compensation	428,010	28,040	117

There were 119,788 broker non-votes with respect to this matter.
Additional information regarding the matters voted on at the annual meeting is contained in our proxy statement dated November 18, 2016.
* * *

Item 8.01	Other Events.
On December 22, 2016, the board of directors of AMCON Distributing Company authorized the repurchase of up to 50,000 shares of our Company's common stock in any combination of open market or privately negotiated transactions.  This share repurchase authorization replaces the authorization previously provided by the board of directors for the repurchase of shares, which was terminated.
Under this share repurchase authorization, our Company may repurchase shares from time to time, in amounts, at prices, and at such times as management deems appropriate, subject to market conditions, legal requirements and other considerations.  It is anticipated that any repurchases under this authorization would be funded from cash on hand and available borrowings under our Company's existing revolving credit facility.  Our Company is not obligated to repurchase any specific number of shares and this share repurchase authorization may be suspended, modified or terminated at any time without prior notice.
* * *

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AMCON DISTRIBUTING COMPANY

Dated: December 22, 2016	By:	/s/ Andrew C. Plummer
Andrew C. Plummer
Vice President & Chief Financial Officer